SUMMARY PROSPECTUS

IronBridge SMID Cap Fund (IBSMX)

Advised by:
IronBridge Capital Management, L.P.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at http://www.ironbridgefunds.net/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to clientservice@ironbridge.net.

The Fund’s full prospectus and statement of additional information, each dated November 1, 2015 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

February 2, 2016

IRONBRIDGE SMID CAP FUND

Investment Objective.

The investment objective of the IronBridge SMID Cap Fund (“SMID Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
  (1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.97%
Fee Waiver and/or Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.96%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
IronBridge Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the SMID Cap Fund to the extent necessary to ensure that the SMID Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the SMID Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2016, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2016, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the SMID Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the SMID Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the SMID Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
SMID Cap Fund	$98	$308	$535	$1,189

Portfolio Turnover.

The SMID Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the SMID Cap Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies.

The SMID Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, IronBridge Capital Management, L.P. (the “Adviser”) defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Cap Fund may invest in American Depositary Receipts and/or Global Depositary Receipts, and may invest a significant portion of its assets in financial services companies.

The Adviser actively manages the SMID Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  For several years following such events, financial markets continued to experience higher than usual volatility and there is no guarantee that events similar to 2008 and 2009 will not happen again.

Small-to-Medium Capitalization Risks.  Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the SMID Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the SMID Cap Fund.

Financial Services Risk.  Investing a significant portion of assets in the financial services sector may cause the SMID Cap Fund to be more sensitive to the risks and concerns facing financial companies.

Performance.

The bar chart and table below show how the SMID Cap Fund (and, for periods prior to July 23, 2010, the Frontegra IronBridge SMID Fund (the “Predecessor SMID Fund”), the predecessor of the SMID Cap Fund) has performed in the past and provides some indication of the risks of investing in the SMID Cap Fund.  The table shows how the performance of the SMID Cap Fund (and Predecessor SMID Fund) has varied from year to year as compared with the performance of the Russell 2500® Index, a securities index that measures the performance of the small-to-medium capitalization segment of the U.S. equity universe.  For periods prior to July 23, 2010, after-tax returns are shown only for Predecessor SMID Fund’s Institutional Class shares, which commenced operations on December 31, 2004 and correspond to the SMID Cap Fund’s shares.  Keep in mind that past performance (before and after taxes) may not indicate how well the SMID Cap Fund will perform in the future.  Updated performance information can be found on our Website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for SMID Cap Fund (or Predecessor SMID Fund)
for the years ended December 31,1
1 For the nine-month period ended September 30, 2015, the SMID Cap Fund had a return of (3.14)%.

During the periods shown above, the highest return for either the SMID Cap Fund or the Predecessor SMID Fund for a calendar quarter was 18.39% (quarter ended June 30, 2009) and the lowest return for a calendar quarter for either was (24.46)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

Fund/Index	One Year	Five Years	Ten Years	Since Inception (December 31, 2004)
SMID Cap Fund
Return Before Taxes	3.66%	13.36%	7.51%	7.51%
Return After Taxes on Distributions	(1.09)%	11.81%	6.50%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	10.71%	6.04%	6.04%
Russell 2500® Index	7.07%	16.36%	8.72%	8.72%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P.

Portfolio Managers. Team-managed by Christopher C. Faber (portfolio manager of the SMID Cap Fund, and the Predecessor SMID Fund, since inception), Jeffrey B. Madden (portfolio manager of the SMID Cap Fund, and the Predecessor SMID Fund, since inception) and Thomas W. Fanter (portfolio manager of the SMID Cap Fund since November 1, 2011).

Purchase and Sale of SMID Cap Fund Shares.

Investors may purchase or redeem SMID Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the SMID Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
SMID Cap Fund	$100,000	$1,000

Tax Information.

The SMID Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your SMID Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase SMID Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), IronBridge Funds, Inc.’s related companies may pay the intermediary for the sale of SMID Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SMID Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Website for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.